UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2022 (August 5, 2022)

 Vista Outdoor Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36597		47-1016855
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

1 Vista Way	Anoka	MN	55303
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code:  (763) 433-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01	VSTO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Explanatory Note
On August 8, 2022, Vista Outdoor Inc. (the "Company") filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting, among other things, the completion of the acquisition of Fox (Parent) Holdings, Inc. ("Fox") on August 5, 2022. This Amendment No. 1 to the Initial Form 8-K (this "Amendment No. 1") amends and supplements the Initial Form 8-K to include financial statements and pro forma financial information required by Item 9.01(a) and (b) of Form 8-K that were excluded from the Initial Form 8-K in reliance on the instructions to such item.
The unaudited pro forma combined financial information included as Exhibit 99.3 to this Amendment No. 1 has been presented for informational purposes only, as required by Form 8-K, and does not purport to represent the actual results of operations that the Company and Fox would have achieved had the companies been combined at and during the periods presented in the pro forma financial information, and is not intended to project the future results of operations that the combined company may achieve following the acquisition.
Except as described above, no changes have been made to the Initial Form 8-K.
Item 9.01. Financial Statements and Exhibits
(a) Financial statements of business acquired
The audited consolidated balance sheets of Fox Holdco, Inc. and Subsidiaries as of December 31, 2021 and 2020, the related audited statements of comprehensive income, stockholder's equity, and cash flows for the years ended December 31, 2021 and 2020, the notes related thereto and the Report of Independent Certified Public Accontants, are filed herewith as Exhibit 99.1, and incorporated herein by reference.
The unaudited condensed consolidated balance sheet of Fox Holdco, Inc. and Subsidiaries as of June 30, 2022, the related unaudited condensed statements of comprehensive income, stockholder's equity, and cash flows for the six months ended June 30, 2022 and the notes related thereto, are filed herewith as Exhibit 99.2, and incorporated herein by reference.
(b) Pro forma financial information
The unaudited pro forma combined financial information of the Company as of and for the year ended March 31, 2022 and for the three months ended June 26, 2022 are filed herewith as Exhibit 99.3 and incorporated herein by reference.

(c)          Exhibits.

Exhibit No.	Description
23	Consent of Grant Thornton LLP, independent auditor of Fox Holdco, Inc..
99.1	Audited consolidated financial statements of Fox Holdco, Inc. for the years ending December 31, 2021 and 2020.
99.2	Unaudited condensed consolidated financial statements of Fox Holdco. Inc. as of June 30, 2022 and for the six months ended June 30, 2022.
99.3
Unaudited Pro Forma Combined Balance Sheet of the Company as of June 26, 2022 and Unaudited Pro Forma Combined Statements of Comprehensive Income for the three month ended June 26, 2022 and the fiscal year ended March 31, 2022, all giving effect to the Business Combination with Fox.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTA OUTDOOR INC.

		By:	/s/ Dylan S. Ramsey
		Name:	Dylan S. Ramsey
		Title:	VP, General Counsel & Corporate Secretary

Date:	October 19, 2022

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